EXHIBIT 2
                                                                     Page 1 of 2
Central and South West Corporation
File No:  70-9119
Report For Period:  August 24, 1998 (Inception)  to December 31, 1998


C) Description of investments and expenditures made by CSW and/or Services in the EV Business:

    (i)Identify all other corporations, parties or joint ventures involved, the percentage of Services' investment in joint arragements, and a description of the activities being conducted:

       INVESTMENTS
       a) For the reporting period ending:     December 31, 1998

                                                Percentage of   Services'       Description of Activities being
          Parties Investing                     Investment      Investment                  Conducted
          ------------------------------------ --------------   ------------  ---------------------------------------

          NONE                                 0%               $ --          N/A

       b) For the cumulative period ending:    December 31, 1998


                                               Percentage of    Services'       Description of Activities being
          Parties Investing                    Investment       Investment                  Conducted
          ------------------------------------ --------------   ------------  ---------------------------------------

          NONE                                 0%               $ --          N/A



       EXPENDITURES

       a) For the reporting period ending:     December 31, 1998

                                               Percentage of   Services'       Description of Activities being
          Parties Investing                    Investment      Investment                  Conducted
          ------------------------------------ --------------  ------------  ---------------------------------------

          NONE                                 0%               $ --          N/A


       b) For the cumulative period ending:    December 31, 1998


                                               Percentage of   Services'       Description of Activities being
          Parties Investing                    Investment      Investment                  Conducted
          ------------------------------------ --------------  ------------  ---------------------------------------

          NONE                                 0%               $ --          N/A

                                                                       EXHIBIT 2
                                                                     Page 2 of 2
Central and South West Corporation
File No:  70-9119
Report For Period:  August 24, 1998 (Inception)  to December 31, 1998


Item C (cont'd)

(ii) Third party financing used to finance EV Business activities:

     a)  For the reporting period ending:       December 31, 1998

                                    Amount              Purpose of
         Name of Third party        Financed            Financing
         ------------------------   ------------------- --------------------
         NONE                       $ --                N/A


     b)  For the cumulative period ending:      December 31, 1998

                                    Amount              Purpose of
         Name of Third party        Financed            Financing
         ------------------------   ------------------- --------------------
         NONE                       $ --                N/A




(iii) Financing obtained by CSW and/or Services in order to engage in EV Business activities:

            The EV Business is totally financed through a combination of internally generated funds and short-term debt by the parent company, Central and South West Corporation.